Exhibit (14)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated October 20, 2003, relating to the financial statements and financial highlights, which appear in the August 31, 2003 Annual Reports to Shareholders of JPMorgan Bond Fund II, JPMorgan U.S. Treasury Income Fund and JPMorgan Tax Free Income Fund, which are also incorporated by reference into the Registration Statement.  We also consent to the incorporation by reference in the Registration Statement of our report dated April 23, 2004, relating to the financial statements and financial highlights, which appears in the February 29, 2004 Semi Annual Report to Shareholders of JPMorgan Bond Fund II and JPMorgan U.S. Treasury Income Fund, which is also incorporated by reference into the Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated February 24, 2004, relating to the financial statements and financial highlights, which appear in the December 31, 2003 Annual Reports to Shareholders of JPMorgan Equity Income Fund, JPMorgan Equity Growth Fund, JPMorgan Small Cap Growth Fund and JPMorgan U.S. Small Company Opportunities Fund, which are also incorporated by reference into the Registration Statement.

/s/ PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017
September 27, 2004

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our reports dated August 20, 2004, relating to the financial statements and financial highlights, which appear in the June 30, 2004 Annual Reports to Shareholders of One Group Bond Fund, One Group Government Bond Fund, One Group Tax-Free Bond Fund, One Group Equity Income Fund, One Group Large Cap Growth Fund and One Group Small Cap Growth Fund, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

One North Wacker
Chicago, IL 60606
September 27, 2004